SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2012
(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)		(Zip Code)
20 Lower Main St., P.O. Box 667		05661-0667
Morrisville, VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◦	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◦	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◦	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◦	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.
On February 9, 2012, Union Bankshares, Inc. distributed its Fourth Quarter 2011 unaudited Report to Shareholders, a copy of which is furnished with this Form 8-K as Exhibit 99.1, presenting information concerning our results of operations and financial condition for three and twelve months ended December 31, 2011 and the declaration of a regular quarterly dividend.

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 3, 2012, the Board of Directors of Union Bankshares, Inc. (the “Company”), acting through its Compensation Committee, gave final approval to the terms of the Union Bank Short Term Incentive Performance Plan (the “STIPP” or the “Plan”) and adopted annual performance and award targets under the Plan for 2012.

Material Terms of the Plan
The STIPP is designed to attract, motivate, retain and reward key employees of the Company's wholly-owned subsidiary, Union Bank (the “Bank” or “Union”), while at the same time ensuring that incentives do not encourage inappropriate risk-taking.

The material terms of the Plan include the following:

•	The Plan is generally administered by the Compensation Committee of Union's Board of Directors (the “Committee”), which has authority to interpret the Plan and to adopt rules for its implementation.

•	Participants are designated each year by the Union Board, upon recommendation of the Committee.

•	The performance period is a calendar year, and financial results utilized in establishing performance targets and calculating awards are on a Bank-only basis (i.e., not consolidated with the Company).

•
For each performance period, the Union Board, on recommendation of the Committee, will establish financial performance goals for the Bank based on objective Bank performance measures, which may include, among others, measures based on net income, return on average assets, efficiency ratio, loan growth and loan quality, with relative percentage weights (aggregating 100%) assigned to the designated measures. In addition, the Board may establish threshold, target and superior levels (as well as intermediate levels) of performance targets. An individual's payout will be determined based on a specified percentage of his or her base earnings, as determined by the Board, as well as on the extent to which the Bank performance targets have been achieved.

•	Awards (if any) are paid in cash, within two and one-half months after the end of the calendar year.

•
Participants do not have a vested right in any award prior to payout. A participant must generally be employed by the Bank on the date of the actual payout of the award, with certain exceptions in the case of death, disability or retirement.

•
Employees hired after October 1 are not eligible to participate in the Plan for that annual performance period. Employees hired between January 1 and October 1 of a performance period, if designated for participation by the Board, will be eligible for a prorated award.

•
The Plan includes a recoupment provision permitting the Bank to recoup some or all of the awards previously paid out in the event that the Bank or the Company is required to restate its financial statements due to error, omission or fraud.

•	Participation in the Plan does not entitle the participant to continued employment with the Bank or otherwise create an employment contract between the Bank and participant.

•	The Plan will be reviewed by the Committee at least annually to ensure that it remains properly aligned with the Bank's business objectives and properly balances risk and reward.

The foregoing summary of certain material features of the STIPP does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Annual Performance and Award Targets for 2012
For the 2012 performance period, the Board, upon recommendation of the Committee, has established the following performance and award targets:

•	At least 90% of budgeted annual net income must be achieved in order for the Plan to be activated for the performance period.

•	In order to be eligible for a full award, a participant must maintain an individual performance level of "Meets Expectations" or greater for the performance period.

•
The objective performance measures (and their relative weights) are based on the following: net income (30%), return on average assets (25%), efficiency ratio (15%), loan growth (15%) and loan quality (15%).

•
The levels of potential payout will vary depending on the extent to which each of the performance measures is achieved, from a low of 50% of target payout for “Threshold” performance to a high of 150% of target payout for “Stretch” (superior) performance, with intermediate level payouts of 75% (Lower Mid), 100% (Target) and 125% (Upper Mid).

•
The percentage of base earnings to be used to calculate the award for the President ranges from a low of 6% for “Threshold” Bank performance to a high of 18% for “Stretch” Bank performance, with intermediate levels of 9%, 12% and 15% of base earnings.

•
The percentage of base earnings to be used to calculate awards for Senior Vice Presidents ranges from a low of 4% of base earnings to a high of 12%, with intermediate levels of 6%, 8% and 10% of base earnings.

•	The percentage of base earnings to be used to calculate awards for other Vice Presidents ranges from a low of 3% to a high of 9%, with intermediate levels of 4.5%, 6% and 7.5% of base earnings.

The Committee retains the discretion to adjust actual awards up or down.

Item 9.01: Financial Statements and Exhibits
d) Exhibits:
10.1 Union Bank Short Term Incentive Performance Plan

99.1 Union Bankshares, Inc. Fourth Quarter 2011 Report to Shareholders distributed February 9, 2012 referred to in Item 2.02 of the Report as furnished, not filed; herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

February 9, 2012	/s/ Kenneth D. Gibbons
Kenneth D. Gibbons
Chief Executive Officer

February 9, 2012	/s/ Marsha A. Mongeon
Marsha A. Mongeon
Treasurer/Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1 Union Bank Short Term Incentive Performance Plan

Exhibit 99.1 Union Bankshares, Inc., Fourth Quarter 2011 Report to Shareholders distributed February 9, 2012.